                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Under Rule 14a-12

                          SCB COMPUTER TECHNOLOGY, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1. Title of each class of securities to which transaction applies:

         2.       Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4.       Proposed maximum aggregate value of transaction:

         5.       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:

         2.       Form, Schedule or Registration Statement No.:

         3.       Filing Party:

         4.       Date Filed:

                             (SCB LOGO/LETTERHEAD)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 24, 2001


To our Shareholders:


     A special meeting of shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on January 24, 2001, beginning at 10:00 a.m. (Memphis time), for the following purposes:


     1. to approve an amendment to the Company's charter effecting a 1-for-5 reverse stock split with respect to the Company's common stock; and

     2.   to transact any other business that properly comes before the meeting.

     The proposed charter amendment effecting the reverse stock split is more fully described in the attached Proxy Statement. Please read the Proxy Statement carefully.


     Only shareholders of record at the close of business on December 18, 2000, are entitled to receive notice of, and to vote at, the meeting and any postponement or adjournment thereof. A list of such shareholders will be available for inspection by any shareholder at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, during ordinary business hours beginning January 2, 2001, and continuing through the meeting.


     You are cordially invited to attend the meeting. Regardless of whether you plan to attend the meeting in person, please complete, date, and sign the enclosed proxy card and return it promptly in the accompanying postage-paid envelope.

                                      By Order of the Board of Directors,

                                      /s/ Gordon L. Bateman
                                      Gordon L. Bateman
                                      Secretary

December 28, 2000


                            YOUR VOTE IS IMPORTANT!

TO ENSURE THAT YOU ARE REPRESENTED AT THE MEETING, PLEASE VOTE BY TELEPHONE OR COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
ABOUT THE MEETING...........................................    1

  What is the purpose of the meeting?.......................    1
  Who is entitled to vote?..................................    1
  Who can attend the meeting?...............................    1
  What constitutes a quorum?................................    1
  How do I vote my shares?..................................    2
  How are the shares allocated to my KSOP account voted?....    2
  Can I vote by telephone?..................................    2
  Can I change my vote after I return my proxy card or KSOP
     voting instruction form?...............................    2
  How does the Board of Directors recommend that I vote?....    2
  What vote is required to approve the reverse stock
     split?.................................................    3

CHARTER AMENDMENT EFFECTING REVERSE STOCK SPLIT.............    3

  Purpose...................................................    3
  Background................................................    3
  Principal Effects.........................................    4
  Risk Factors..............................................    5
  Effectiveness.............................................    5
  Stock Certificates........................................    5
  Cash in Lieu of Fractional Post-Split Shares..............    6
  Dissenters' Rights........................................    6
  Certain Federal Income Tax Consequences...................    9
  Board of Directors' Recommendation........................   10

STOCK OWNERSHIP.............................................   10

OTHER MATTERS...............................................   11

ADDITIONAL INFORMATION......................................   11

  Solicitation of Proxies...................................   11
  Shareholder Proposals for 2001 Annual Meeting of
     Shareholders...........................................   11

APPENDIXES:

  A.   Amendment to Amended and Restated Charter of SCB
       Computer Technology, Inc. Effecting Reverse Stock
       Split................................................  A-1
  B.   Chapter 23 of Tennessee Business Corporation
       Act -- Dissenters' Rights............................  B-1

                             (SCB LOGO/LETTERHEAD)

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 24, 2001



     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of SCB Computer Technology, Inc. (the "Company") for use at a special meeting of shareholders to be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on January 24, 2001, beginning at 10:00 a.m. (Memphis time), and at any postponement or adjournment thereof. This Proxy Statement and the enclosed proxy card are first being sent to the shareholders of the Company entitled to vote at the meeting on or about December 28, 2000.


                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?


     At the meeting, the Company's shareholders will consider and act upon a proposal to approve an amendment to the Company's charter effecting a 1-for-5 reverse stock split with respect to the Company's common stock. The proposed charter amendment effecting the reverse stock split is described in more detail in this Proxy Statement. Shareholders also will transact any other business that properly comes before the meeting.


WHO IS ENTITLED TO VOTE?

     Only shareholders of record at the close of business on the record date, December 18, 2000, are entitled to receive notice of the meeting and to vote the shares of common stock that they held on that date at the meeting and any postponement or adjournment thereof. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the meeting.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date or their duly appointed proxies, together with their guests, may attend the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence in person or representation by proxy at the meeting of the holders of a majority of the shares of the Company's common stock outstanding on the record date will constitute a quorum, thereby permitting the shareholders to conduct their business at the meeting. As of the record date, there were 25,045,324 outstanding shares of common stock. Broker non-votes and abstentions will be included in the calculation of the number of shares considered present at the meeting for the purpose of determining the existence of a quorum.

HOW DO I VOTE MY SHARES?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder (i.e., you hold your shares in your own name) and attend the meeting, you may deliver your completed proxy card or vote in person at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the broker or other nominee that holds their shares.

HOW ARE THE SHARES ALLOCATED TO MY KSOP ACCOUNT VOTED?


     If you are a participant in the Company's KSOP, you may instruct Merrill Lynch Trust Company, the trustee of the KSOP, to vote the shares of common stock held by the KSOP and allocated to your KSOP account as of the record date. You may provide your voting instructions to the KSOP trustee pursuant to the KSOP voting instruction form being mailed with this Proxy Statement to KSOP participants. The KSOP trustee will vote the shares of common stock allocated to your KSOP account in accordance with the instructions set forth in your KSOP voting instruction form if it is completed and properly signed and is received by Mellon Investor Services LLC, the Company's voting instruction tabulator, by January 22, 2001. If your voting instructions are not received by such date, the KSOP trustee will vote the shares of common stock allocated to your KSOP account in the same proportion that it votes the shares for which timely instructions were received.


CAN I VOTE BY TELEPHONE?

     If you are a registered shareholder, you may vote by telephone by following the instructions included with your proxy card. If your shares are held in "street name," you will need to contact your broker or other nominee to determine whether you will be able to vote by telephone. If you are a participant in the KSOP, you may provide your voting instructions to the KSOP trustee by telephone by following the instructions included with your KSOP voting instruction form.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD OR KSOP VOTING INSTRUCTION
FORM?


     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Company (attention: Corporate Secretary) either a written notice of revocation or a duly executed proxy card bearing a later date. "Street name" shareholders must contact their broker or other nominee and follow their instructions if they wish to change their vote. If you are a participant in the KSOP, you may revoke your previously given voting instructions by filing with Mellon Investor Services LLC, the voting instruction tabulator, by January 22, 2001, either a written notice of revocation or a duly executed KSOP voting instruction form bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy or voting instruction.


HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?


     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT ALL SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S CHARTER EFFECTING THE REVERSE STOCK SPLIT. With respect to any other item of business that properly comes before the meeting, the proxy holders will vote your shares as recommended by the Board of Directors or, if no recommendation is given, as they may determine in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE THE REVERSE STOCK SPLIT?

     The affirmative vote of the holders of a majority of the outstanding shares of common stock as of the record date is required for approval of the proposed charter amendment effecting the reverse stock split. Broker non-votes and abstentions will not be counted as having been voted on the proposal for the purpose of determining the results of the shareholder voting. A "broker non-vote" would occur in the event that you hold shares of common stock in "street name" through a broker or other nominee and you do not instruct or otherwise empower your broker or other nominee to vote your shares at the meeting with respect to the proposal.

     If there are not sufficient votes to approve the reverse stock split proposal at the time of the meeting, the meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Board of Directors. However, no proxy voted against the proposal will be voted for an adjournment or postponement of the meeting to solicit additional votes for the proposal.


                CHARTER AMENDMENT EFFECTING REVERSE STOCK SPLIT


     The Board of Directors proposes to amend Section 7 of the Company's charter to effect a 1-for-5 reverse stock split with respect to the Company's common stock. The proposed charter amendment will reduce the number of outstanding shares of common stock by approximately four-fifths, with each five shares of common stock then outstanding being converted into one share of common stock upon the effective date of the charter amendment. The text of the charter amendment effecting the reverse stock split is set forth in Appendix A to this Proxy Statement.

PURPOSE


     The Company's common stock currently is traded in the over-the-counter market. Public trading in the common stock is quoted on the OTC Bulletin Board. Previously, the Company's common stock was listed on The Nasdaq Stock Market ("Nasdaq"). The Company is undertaking efforts to have its common stock listed once again on Nasdaq. To facilitate this effort, the Company proposes to effect a reverse stock split in order that its common stock might meet Nasdaq's minimum bid price requirement of $1.00 per share.


BACKGROUND


     The Company's common stock initially was listed on Nasdaq in connection with its initial public offering in February 1996. Public trading in the common stock continued to be quoted on Nasdaq until April 2000. On April 14, 2000, Nasdaq suspended trading in the Company's common stock following the Company's announcement of its intention to restate its financial statements for certain prior fiscal periods. On May 26, 2000, the Nasdaq staff notified the Company of its initial determination to delist the Company's common stock. On June 1, 2000, the Company requested that a Nasdaq Listing Qualifications Panel (the "Nasdaq Panel") review the determination of the Nasdaq staff, which stayed the delisting pending a decision by the Nasdaq Panel. On August 17, 2000, the Nasdaq Panel issued its decision to delist the Company's common stock. The delisting was effective the next day. On August 30, 2000, the Company requested that the Nasdaq Listing and Hearing Review Council (the "Nasdaq Council") review the decision of the Nasdaq Panel. On November 22, 2000, the Nasdaq Council reversed the decision of the Nasdaq Panel and remanded the matter to the Nasdaq staff to determine whether the Company's common stock may again be listed on Nasdaq.


     In its decision, the Nasdaq Council noted that the Company's common stock does not meet the minimum bid price of $1.00 per share required by Nasdaq. The Nasdaq Council granted the Company a 90-day period in which to achieve a minimum $1.00 bid price and to demonstrate its compliance with all other continued listing requirements of Nasdaq. The Nasdaq Council instructed the Nasdaq staff to conduct a full initial inclusion review of the Company and to include the

Company's common stock on Nasdaq if the Company is able to demonstrate compliance with all applicable listing requirements and if there are no adverse developments justifying the denial of listing.

PRINCIPAL EFFECTS


     The reverse stock split, if approved by the shareholders and implemented by the Board of Directors, will result in an approximately four-fifths reduction in the number of outstanding shares of the Company's common stock. The number of outstanding shares of common stock will decrease from 25,045,324 shares to approximately 5,009,064 shares. In addition, the Company will take appropriate action to adjust proportionately the number of shares of common stock issuable upon the exercise of outstanding options and warrants, and to adjust the related exercise prices of these derivative securities, to reflect the reverse stock split. As a result, following the effective date, the total number of shares of common stock issuable upon the exercise of outstanding options and warrants will be reduced from approximately 3,268,708 shares to approximately 653,741 shares.


     The Board of Directors believes that the reverse stock split also will likely result in the bid price of the Company's common stock increasing above the minimum $1.00 bid price requirement imposed by Nasdaq. The market price of the common stock depends on several factors, many of which are beyond the Company's control, and there can be no assurance that the reverse stock split will have the intended effect. However, if the bid price of the common stock were to rise above $1.00 per share, such a result would facilitate the Company's efforts to have the common stock listed once again on Nasdaq.

     The liquidity of the common stock may be adversely affected by the reduced number of shares outstanding after the reverse stock split. In addition, the reverse stock split will increase the number of shareholders who own odd-lots (i.e., fewer than 100 shares). Shareholders who own odd-lots may have greater difficulty in selling their shares and may experience an increase in their selling costs.

     The amendment to the Company's charter effecting the reverse stock split will not change the terms of the common stock. The post-split shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the pre-split shares of common stock now authorized. The post-split shares of common stock will be fully paid and non-assessable.


     The Company will not issue any fractional post-split shares of common stock on account of the reverse stock split. See "Cash in Lieu of Fractional Post-Split Shares." As a result, any shareholder who owns fewer than five pre-split shares of common stock will cease to be a shareholder of the Company on the effective date of the reverse stock split. The Company does not anticipate that the reverse stock split will result in any material reduction in the number of shareholders. Each shareholder's percentage ownership of the post-split shares of common stock will not be altered except for the effect of eliminating fractional shares.


     The reverse stock split will have no effect on the number of authorized shares of common stock. As a result, the overall effect will be an increase in the authorized but unissued shares of common stock. The Company may issue these shares at the discretion of the Board of Directors. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present shareholders.

     While the Board of Directors believes that it is advisable to authorize and approve the reverse stock split for the reasons set forth above, the Board is aware that the increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect. The Company's ability to issue additional shares of common stock could be used to thwart persons or otherwise dilute the stock ownership of shareholders seeking to control the Company. The reverse stock split is not being recommended by the Board as part of any anti-takeover strategy.

RISK FACTORS


     There can be no assurance that the market price of the Company's common stock will increase in inverse proportion to the decrease in the number of outstanding shares of common stock resulting from the reverse stock split. Furthermore, there can be no assurance that the market price of the common stock will initially rise, or subsequently remain, above $1.00 per share after the reverse stock split is effected. In recent months, a number of companies have effected reverse stock splits in order to keep their stock prices above the $1.00 threshold for remaining on Nasdaq. These companies have had mixed results. While the post-split market prices of some companies' stock have remained above $1.00 per share, those of other companies have subsequently declined below this level once more.


     Even if the Company is successful in achieving a post-split market price above $1.00, there can be no assurance that Nasdaq will decide to re-list the common stock. The Nasdaq staff will conduct a full initial inclusion review of the Company. Aside from the minimum bid price requirement, the Company must meet all other applicable Nasdaq listing requirements, including the quantitative criteria relating to its annual pre-tax income, the number of publicly held shares of common stock, the market value of the publicly held shares, the Company's net tangible assets, and the number of active market makers for the common stock. There also must be no adverse development which would justify Nasdaq's denial of listing. The Company's failure to meet any applicable listing requirement or the occurrence of an adverse development affecting the Company thus may prevent the common stock from being re-listed on Nasdaq.


EFFECTIVENESS

     If the shareholders approve and the Board of Directors implements the charter amendment, the reverse stock split will become effective at the close of business on the date that the Company files articles of amendment with the Secretary of State of Tennessee. If the charter amendment is approved by the shareholders, the Board of Directors currently intends to implement the reverse stock split by having the Company file the articles of amendment the same day. At the close of business on the date that the Company files the articles of amendment, each five shares of common stock then outstanding will automatically be converted into one share of common stock. No fractional shares of common stock will be issued.

     The Board of Directors has retained the discretion to determine whether to implement the reverse stock split. In determining whether to implement the reverse stock split, the Board of Directors may consider a variety of factors which include, but are not limited to, recent developments and anticipated trends in the stock market, recent changes and anticipated trends in the market price of the Company's common stock, business developments affecting the Company, the Company's actual and projected financial performance, and the status of the Company's application for re-listing on Nasdaq. The Board of Directors may abandon the reverse stock split before or after the meeting (even if the shareholders approve the proposed charter amendment effecting the reverse stock split), without further action by the shareholders, if the Board of Directors, in its sole discretion, determines that the reverse stock split would not be in the best interests of the Company and its shareholders.


STOCK CERTIFICATES


     As soon as practicable after the effective date, the Company will request all shareholders to return their stock certificates representing pre-split shares of common stock outstanding on the effective date in exchange for new stock certificates representing the whole number of post-split shares of common stock into which the pre-split shares of common stock were converted as a result of the reverse stock split. Each shareholder will receive a letter of transmittal from the Company's transfer agent containing instructions on how to exchange his or her stock certificates. SHAREHOLDERS SHOULD NOT SUBMIT THEIR OLD STOCK CERTIFICATES TO THE COMPANY

OR THE TRANSFER AGENT UNTIL THEY RECEIVE THESE INSTRUCTIONS. In order to receive new stock certificates, shareholders must surrender their old stock certificates in accordance with the transfer agent's instructions, together with the properly completed and executed letter of transmittal.


     Beginning with the effective date, each old stock certificate, until surrendered and exchanged for a new stock certificate as described above, will be deemed for all purposes to evidence the ownership of the whole number of post-split shares of common stock into which the pre-split shares of common stock evidenced by the old stock certificate were converted.

CASH IN LIEU OF FRACTIONAL POST-SPLIT SHARES


     The Company will not issue fractional post-split shares of common stock on account of the reverse stock split. Instead, each shareholder who otherwise would have been entitled to a fractional post-split share of common stock by virtue of the reverse stock split (taking into account all pre-split shares of common stock held by the shareholder immediately before the effective date) will be entitled to receive, in lieu of such fractional share, and upon surrender of the stock certificate or certificates formerly representing the pre-split shares of common stock held by the shareholder immediately before the effective date, an amount in cash equal to the product obtained by multiplying (a) the fractional post-split share of common stock to which the shareholder otherwise would have been entitled, by (b) five, by (c) the average of the last sale price per share of common stock during the 10 consecutive trading days immediately prior to the effective date or, if no such sale takes place on such days, the average of the closing bid and asked prices thereof for such days, in each case as officially reported on the OTC Bulletin Board. The Company will not pay any interest on the cash paid in lieu of fractional post-split shares of common stock.


DISSENTERS' RIGHTS


     Shareholders who own fewer than five shares of the Company's common stock immediately prior to the effective date of the reverse stock split will receive only cash in exchange for their shares in the reverse stock split. Under Chapter 23 of the Tennessee Business Corporation Act, as amended (the "TBCA"), such shareholders are entitled to dissent from the reverse stock split and to obtain payment of the "fair value" of their pre-split shares from the Company. No other shareholders are entitled to assert dissenters' rights on account of the reverse stock split.


     A shareholder who wishes to assert dissenters' rights must comply strictly with the procedural and other requirements set forth in Chapter 23 of the TBCA. The provisions of Chapter 23, which consist of Sections 48-23-101 through 48-23-302, are reproduced in their entirety in Appendix B to this Proxy Statement. The following is a summary of the provisions of Chapter 23 and is qualified in its entirety by reference to Appendix B. SHAREHOLDERS SHOULD CAREFULLY READ APPENDIX B AND, IF THEY WISH TO EXERCISE THEIR DISSENTERS' RIGHTS, FOLLOW CAREFULLY THE PROCEDURES SET FORTH THEREIN. ANY SHAREHOLDER CONSIDERING ASSERTING DISSENTERS' RIGHTS IS ADVISED TO CONSULT WITH LEGAL COUNSEL BEFORE ASSERTING OR ATTEMPTING TO ASSERT SUCH RIGHTS.


     NOTICE BY SHAREHOLDER OF INTENT TO DEMAND PAYMENT. A shareholder who wishes to assert his or her dissenters' rights under Chapter 23 of the TBCA must deliver to the Company a written notice of the shareholder's intent to demand payment for his or her shares if the reverse stock split is effectuated. The notice must reasonably inform the Company of the shareholder's identity as well as the intention of such shareholder to demand payment for his or her shares. The notice must be delivered to the Company before the shareholder vote is taken at the meeting on January 24, 2001. A SHAREHOLDER'S FAILURE TO DELIVER SUCH NOTICE TO THE COMPANY BEFORE THE SHAREHOLDER VOTE IS TAKEN AT THE MEETING ON JANUARY 24, 2001, WILL FORECLOSE SUCH SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR HIS OR HER SHARES UNDER CHAPTER 23.

     For the purpose of asserting dissenters' rights under Chapter 23, the Company's address is as follows:


                              SCB Computer Technology, Inc.
                              3800 Forest Hill-Irene Road, Suite 100
                              Memphis, Tennessee 38125
                              Attention: Gordon L. Bateman

                                     Corporate Secretary



     A beneficial owner of shares held in "street name" by a broker or other nominee must take such actions as may be necessary to ensure that a proper and timely notice of his or her intent to demand payment is made. The notice can be given by either the "street name" record holder or the beneficial owner of the shares, provided that certain procedural requirements set forth in Chapter 23 are satisfied.



     SHAREHOLDER VOTING. A shareholder who wishes to assert dissenters' rights under Chapter 23 of the TBCA must not vote in favor of the proposed charter amendment effecting the reverse stock split. The shareholder either must mark the "AGAINST" or "ABSTAIN" box on the proxy card with respect to the reverse stock split proposal or must not complete and return the proxy card. If the shareholder marks the "FOR" box or does not indicate any vote on the proxy card, his or her shares will be voted in favor of the reverse stock split proposal. A SHAREHOLDER'S VOTE IN FAVOR OF THE REVERSE STOCK SPLIT PROPOSAL WILL FORECLOSE SUCH SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR HIS OR HER SHARES UNDER CHAPTER
23. A FAILURE TO VOTE AGAINST THE PROPOSAL, HOWEVER, WILL NOT CONSTITUTE A WAIVER OF THE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT. FURTHER, A VOTE AGAINST THE PROPOSAL WILL NOT BE DEEMED TO CONSTITUTE A NOTICE OF THE SHAREHOLDER'S INTENT TO DEMAND PAYMENT AS REQUIRED BY CHAPTER 23.



     NOTICE BY THE COMPANY TO DISSENTING SHAREHOLDERS. If the shareholders approve the proposed charter amendment effecting the reverse stock split, the Company must deliver a written notice to all shareholders who have properly and timely asserted their dissenters' rights (collectively, "dissenting shareholders"). The notice must be sent to the dissenting shareholders no later than 10 days after the meeting. The dissenters' notice must (1) state where their payment demand must be sent and where and when their stock certificates must be deposited; (2) inform the holders of uncertificated shares of the extent to which the transfer of their shares will be restricted after the payment demand is received; (3) supply a form for demanding payment; (4) set a date by which the Company must receive the payment demand, which may not be fewer than one nor more than two months after the dissenters' notice is delivered; and (5) be accompanied by a copy of Chapter 23 of the TBCA if not previously sent to the dissenting shareholders.



     PAYMENT DEMAND BY DISSENTING SHAREHOLDER. A dissenting shareholder must, by the date set in the dissenters' notice, make a demand for payment for his or her shares, certify whether the shareholder acquired beneficial ownership of the shares before December 28, 2000, and deposit the shareholder's stock certificates in accordance with the terms of the dissenters' notice. The dissenting shareholder thereupon will retain all other rights of a shareholder of the Company until these rights are canceled or modified by effectuation of the reverse stock split. A DISSENTING SHAREHOLDER'S FAILURE TO DEMAND PAYMENT OR DEPOSIT HIS OR HER STOCK CERTIFICATES, EACH BY THE DATE SET IN THE DISSENTERS' NOTICE, WILL FORECLOSE SUCH DISSENTING SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR HIS OR HER SHARES UNDER CHAPTER 23. A dissenting shareholder may not withdraw a payment demand unless the Company consents to such withdrawal.


     PAYMENT OF FAIR VALUE. The Company is obligated to pay a dissenting shareholder who has properly and timely made a payment demand and deposited his or her stock certificates the amount that the Company estimates to be the "fair value" of the dissenting shareholder's shares of common stock, plus accrued interest. As defined in Chapter 23 of the TBCA, the term "fair value" means the value of the dissenting shareholder's shares of common stock immediately before the effectuation of the reverse stock split, excluding any appreciation or depreciation in value in anticipation of the reverse stock split. Chapter 23 also provides that interest is paid from the effective date of the reverse stock split until the date of payment at the average auction rate paid on United States treasury bills with a maturity of six months (or the closest maturity thereto) as of the auction date for such treasury bills closest to such effective date. The Company's payment for the dissenting shareholder's shares must be accompanied by (1) certain financial statements of the Company,
(2) a statement of the Company's estimate of the fair value of the shares, (3) an explanation of how the interest was calculated, (4) a statement of the dissenting shareholder's right to demand payment for his or her shares based on the dissenting shareholder's estimate of the fair value of the shares, and (5) a copy of Chapter 23 if not previously sent to the dissenting shareholder.


PROCEDURE IF DISSENTING SHAREHOLDER IS DISSATISFIED WITH PAYMENT. If a dissenting shareholder believes that the amount paid by the Company is less than the fair value of his or her shares or that the interest due is calculated incorrectly, or if the Company fails to make such payment within two months after the date set for demanding payment, the dissenting shareholder may notify the Company in writing of the shareholder's own estimate of the fair value of his or her shares and the amount of interest due, and may demand payment of the dissenting shareholder's estimate less any payment previously received. A DISSENTING SHAREHOLDER'S FAILURE TO MAKE SUCH DEMAND FOR PAYMENT WITHIN ONE MONTH AFTER THE COMPANY MADE OR OFFERED PAYMENT FOR HIS OR HER SHARES WILL FORECLOSE SUCH DISSENTING SHAREHOLDER'S RIGHT TO DEMAND PAYMENT PURSUANT TO THIS SPECIFIC PROCEDURE UNDER CHAPTER 23.



     COURT ACTION. If the Company and a dissenting shareholder cannot agree on the fair value of his or her shares within two months after the Company receives the payment demand described above, the Company must commence a judicial proceeding and petition the court to determine the fair value of the shares and the accrued interest. The judicial proceeding must be commenced in a court of record having equity jurisdiction in Shelby County, Tennessee, the county where the Company's principal office is located. The Company must make all dissenting shareholders whose demands remain unsettled parties to the proceeding. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. Each dissenting shareholder made a party to the proceeding is entitled to judgment for the amount, if any, by which the fair value of his or her shares, plus accrued interest, exceeds the amount paid by the Company. If the Company does not institute the proceeding within such two-month period, the Company shall pay each dissenting shareholder whose demand remains unsettled the amount demanded.



     DISSENTERS' RIGHTS OF KSOP PARTICIPANTS. Under the terms of the governing document for the KSOP, the participants in the KSOP are entitled to direct Merrill Lynch Trust Company, the trustee of the KSOP, concerning the assertion of dissenters' rights attributable to the shares of common stock held by the KSOP and allocated to their respective accounts. IN THE ABSENCE OF A DIRECTION TO ASSERT DISSENTERS' RIGHTS ON BEHALF OF A KSOP PARTICIPANT, THE KSOP TRUSTEE WILL NOT EXERCISE DISSENTERS' RIGHTS WITH RESPECT TO THE PARTICIPANT'S SHARES. A KSOP participant desiring to assert dissenters' rights with respect to the shares of common stock allocated to his or her account in the KSOP should follow the procedures set forth above for shareholders who own their shares directly, with the following exceptions: (1) a written demand for dissenters' rights must be directed to the KSOP trustee at the following address: Merrill Lynch Trust Company, Trustee for SCB Computer Technology, Inc. KSOP, c/o ADP, 51 Mercedes Way, Edgewood, New York 11717, Attention -- Receiving; and (2) the KSOP trustee must receive written directions from such KSOP participant no later than January 22, 2001.


     Under Chapter 23 of the TBCA, the participants in the KSOP, in their capacity as beneficial shareholders of the Company, also are entitled to assert dissenters' rights with respect to the shares of common stock held by the KSOP and allocated to their respective accounts. A KSOP participant may assert dissenters' rights as to the shares of common stock held by the KSOP and allocated to his or her account only if the participant (1) submits to the Company the KSOP trustee's written consent to the dissent not later than the time that the participant asserts his or her dissenters' rights, and (2) asserts dissenters' rights with respect to all the shares of common stock held by the KSOP and allocated to the participant's account.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the material anticipated federal income tax consequences of the reverse stock split to the Company and its shareholders. The summary is based on current federal income tax law, which is subject to change, and does not address foreign, state, or local tax consequences or considerations. The federal income tax consequences of the reverse stock split will vary among shareholders depending upon whether they receive only post-split shares of common stock, only cash, or a combination of stock and cash in exchange for their pre-split shares of common stock. THIS DISCUSSION IS NOT TAX ADVICE. EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE STOCK SPLIT.

     The Company believes that because the reverse stock split is not part of a plan to increase, periodically, a shareholder's proportionate interest in the assets or earnings of the Company, and because the cash payment in lieu of fractional post-split shares represents a mechanical rounding rather than separately bargained for consideration, the reverse stock split will have the federal income tax effects described below.


     A shareholder who receives only post-split shares of common stock pursuant to the reverse stock split will recognize no gain or loss under Section 354 of the Internal Revenue Code. The aggregate tax basis of the post-split shares of common stock received pursuant to the reverse stock split will be the same as the aggregate tax basis of the pre-split shares of common stock surrendered in exchange. The shareholder's holding period for the post-split shares of common stock will include the holding period for the pre-split shares of common stock surrendered in the exchange, provided that the stock was held as a capital asset on the effective date of the reverse stock split.



     A shareholder who owns fewer than five pre-split shares of common stock and thus receives only cash in lieu of a fractional post-split share of common stock pursuant to the reverse stock split will be treated as having received a distribution in redemption of such fractional post-split share. Where, after such distribution, a former shareholder does not own any shares of common stock directly or indirectly through the constructive ownership rules of Section 318(a) of the Internal Revenue Code, the redemption will be treated as a complete termination of the shareholder's interest. Accordingly, gain or loss will be recognized by such shareholder in an amount equal to the difference between the amount of cash received in the redemption and the adjusted basis of the common stock surrendered. If the shareholder held the common stock as a capital asset on the effective date of the reverse stock split, the gain or loss (if any) will constitute capital gain or loss.


     A shareholder who receives a combination of post-split shares of common stock and cash in lieu of a fractional post-split share pursuant to the reverse stock split will recognize gain (if any) on the exchange, but not in excess of the amount of cash received. Although a shareholder may treat the gain as capital gain in certain limited situations, such as when the shareholder experiences a meaningful reduction in the shareholder's proportionate interest in the Company, shareholders who receive cash in addition to post-split shares of common stock in the reverse stock split generally will be treated as having received a distribution of cash with respect to the fractional post-split share that is essentially equivalent to a dividend. Consequently, the cash payment will be treated for federal income tax purposes as a dividend to the extent of the Company's earnings and profits.

     The Company believes that the reverse stock split will qualify as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code. As a result, the Company will not recognize gain or loss as a result of the reverse stock split.

BOARD OF DIRECTORS' RECOMMENDATION


     THE BOARD OF DIRECTORS RECOMMENDS THAT ALL SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S CHARTER EFFECTING THE REVERSE STOCK SPLIT. All proxies solicited by the Board of Directors will be voted FOR this proposal unless the shareholders specify a contrary choice in their proxies.


                                STOCK OWNERSHIP

     The following table provides information about the beneficial ownership of the Company's common stock as of November 30, 2000, by (1) each director of the Company, (2) each currently serving executive officer of the Company named in the summary compensation table in the Company's proxy statement for its 2000 annual meeting of shareholders, (3) all directors and executive officers of the Company as a group, and (4) each person known to management of the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock.

                                                                                              PERCENTAGE
                                                                  NUMBER OF SHARES            OF SHARES
                  NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED(1)(-3)     OUTSTANDING(4)
                  ------------------------                    -------------------------     --------------
Directors and Executive Officers:
  Jack R. Blair.............................................              32,000                    *
  George E. Cates...........................................              63,900                    *
  T. Scott Cobb.............................................           3,731,697                 14.9%
  James E. Harwood..........................................              75,000                    *
  Robert G. McEniry.........................................              30,000                    *
  Gordon L. Bateman.........................................             350,694                  1.4
  Michael J. Boling.........................................             149,000                    *
  Jeffrey S. Cobb...........................................             402,362                  1.6
  All directors and executive officers as a group (13
     persons)...............................................           4,991,638                 19.3

SCB Computer Technology, Inc. KSOP(5).......................           1,256,204                  5.0
  3800 Forest Hill-Irene Road, Suite 100
  Memphis, Tennessee 38125

Other Shareholders:

  Ben C. Bryant, Jr.........................................           5,044,953                 20.1
     3440 Pinebrake
     Memphis, Tennessee 38125

  Wellington Management Company.............................           2,100,000                  8.4
     75 State Street
     Boston, Massachusetts 02109
  Royce & Associates, Inc...................................           1,421,000                  5.7
     1414 Avenue of the Americas
     New York, New York 10019

---------------

  * Less than 1% of the 25,045,324 outstanding shares of common stock.

(1) The numbers of shares of common stock shown in the table include shares that are individually or jointly owned, as well as shares over which the individual, directly or indirectly, has either sole or shared investment or voting authority. Some of the Company's directors and executive officers disclaim beneficial ownership of certain shares of common stock included in the table as follows: T. Scott Cobb -- 3,869 shares held by Mr. Cobb as custodian for his daughter, 908,668 shares held by his wife, and 139,347 shares held by his wife as custodian for their daughter; Mr. Bateman -- 20,000 shares held by his wife; Mr. Boling -- 1,000 shares held by his wife; and all directors and executive officers as a group -- 1,073,157 shares.

(2) For certain of the Company's executive officers, the numbers of shares of common stock shown in the table include the following numbers of shares held in the trust created pursuant to the Company's KSOP that were allocated to their respective accounts as of November 30, 2000: Mr. Bateman -- 72,238 shares; Jeffrey S. Cobb -- 5,034 shares; and all executive officers as a group -- 81,347 shares.

(3) For certain of the Company's directors and executive officers, the numbers of shares of common stock shown in the table include the following numbers of shares that are issuable by the Company upon the exercise of options as of November 30, 2000, or within 60 days thereafter: Mr. Blair -- 20,000 shares; Mr. Cates -- 20,000 shares; Mr. Harwood -- 55,000 shares; Mr. McEniry -- 20,000 shares; Mr. Bateman -- 190,300 shares; Mr.
    Boling -- 100,000 shares; Jeffrey S. Cobb -- 290,300 shares; and all directors and executive officers as a group -- 834,526 shares.

(4) The percentages of shares outstanding were calculated based on the 25,045,324 shares of common stock that were outstanding as of November 30, 2000. For the purpose of calculating the percentage ownership of each beneficial owner, the shares outstanding include shares that such person has the right to acquire as of November 30, 2000, or within 60 days thereafter.


(5) Approximately 1,556 current and former employees of the Company participate in the KSOP. Pursuant to the terms of the KSOP and the related trust agreement, Merrill Lynch Trust Company, the trustee of the KSOP, is required to vote the shares of common stock allocated to participants' accounts in accordance with their instructions. If the KSOP trustee does not receive voting instructions from a participant in a timely manner, the trustee will vote the shares of common stock allocated to the participant's KSOP account in the same proportion that it votes the shares for which timely instructions were received.


                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the meeting other than the reverse stock split proposal. If any other matter is properly brought before the meeting for action by the shareholders, the proxy holders will vote the shares of common stock represented by proxies that are returned to the Company as recommended by the Board of Directors or, if no recommendation is given, as they may determine in their own discretion.

                             ADDITIONAL INFORMATION
SOLICITATION OF PROXIES


     The Company will bear the cost of preparing and mailing this Proxy Statement and soliciting proxies in the enclosed form. The Company has retained Corporate Communications, Inc. to assist in the solicitation of proxies and verify related records for a fee of $3,500 plus reimbursement of normal expenses. Directors, officers, and other employees of the Company also may solicit proxies without any additional compensation. The solicitations will be made through the mail and may also be made in person or by telephone, facsimile, or other electronic means. The Company requests that brokers and other nominees forward the proxy solicitation materials to the beneficial owners of the shares of common stock held of record by such nominees and will reimburse them for their reasonable forwarding expenses.


SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING OF SHAREHOLDERS


     Shareholders interested in presenting a proposal for consideration at the Company's 2001 annual meeting of shareholders must follow the procedures prescribed in the Company's bylaws and the proxy rules of the Securities and Exchange Commission (the "SEC"). The Company's bylaws and the SEC's Rule 14a-8 under the Securities Exchange Act of 1934 require that shareholder proposals that are intended to be presented at the Company's 2001 annual meeting of shareholders must be received by the Company (attention: Corporate Secretary) at its office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee 38125, not later than May 22, 2001, in order to be eligible for inclusion in the Company's proxy solicitation materials relating to the meeting. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal that does not meet all the requirements for such inclusion established by the Company's bylaws or the SEC's proxy rules.

                                      By Order of the Board of Directors,

                                      /s/ Gordon L. Bateman
                                      Gordon L. Bateman
                                      Secretary
Memphis, Tennessee
December 28, 2000

                                   APPENDIX A

                  AMENDMENT TO AMENDED AND RESTATED CHARTER OF
                         SCB COMPUTER TECHNOLOGY, INC.
                     EFFECTING 1-FOR-5 REVERSE STOCK SPLIT

     A new second paragraph is hereby added to Section 7 of the Charter as follows:


          "At the close of business on the effective date of the Articles of Amendment (the "Effective Date"), and without any action by the holders thereof, each five shares of Common Stock outstanding or held as treasury shares immediately prior to the Effective Date shall automatically be reclassified and continued as one share of Common Stock (the "Reverse Stock Split"). The Company shall not issue fractional shares of Common Stock on account of the Reverse Stock Split. Each shareholder who otherwise would have been entitled to a fractional share of Common Stock by virtue of the Reverse Stock Split (taking into account all shares of Common Stock held by the shareholder immediately before the Effective Date) shall be entitled to receive, in lieu of such fractional share, and upon surrender of the stock certificate or certificates formerly representing the shares of Common Stock held by the shareholder immediately before the Effective Date, an amount in cash equal to the product obtained by multiplying (a) the fractional share of Common Stock to which the shareholder otherwise would have been entitled, by (b) five, by (c) the average of the last sale price per share of the Common Stock during the 10 consecutive trading days immediately prior to the Effective Date or, if no such sale takes place on such days, the average of the closing bid and asked prices thereof for such days, in each case as officially reported on the OTC Bulletin Board. The Company shall not pay any interest on the cash paid in lieu of fractional shares of Common Stock."

                                   APPENDIX B

                CHAPTER 23 OF TENNESSEE BUSINESS CORPORATION ACT

                               DISSENTERS' RIGHTS

            PART I -- RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

48-23-101. DEFINITIONS. As used in this chapter, unless the context otherwise requires:

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder;

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer;

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 48-23-102 and who exercises that right when and in the manner required by Part 2 of this chapter;

     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action;

     (5) "Interest" means interest from the effective date of the corporate action that gave rise to the shareholder's right to dissent until the date of payment, at the average auction rate paid on United States treasury bills with a maturity of six (6) months (or the closest maturity thereto) as of the auction date for such treasury bills closest to such effective date;

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation; and

     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

48-23-102.  RIGHT TO DISSENT.

     (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

        (1) Consummation of a plan of merger to which the corporation is a party:

           (A) If shareholder approval is required for the merger by section 48-21-104 or the charter and the shareholder is entitled to vote on the merger; or

           (B) If the corporation is a subsidiary that is merged with its parent under section 48-21-105;

        (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

        (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one
(1) year after the date of sale;

        (4) An amendment of the charter that materially and adversely affects rights in respect of a dissenter's shares because it:

           (A) Alters or abolishes a preferential right of the shares;

           (B) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

           (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

           (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

           (E) Reduces the number of shares owned by the shareholder to a fraction of a share, if the fractional share is to be acquired for cash under section 48-16-104; or

        (5) Any corporate action taken pursuant to a shareholder vote to the extent the charter, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     (c) Notwithstanding the provisions of subsection (a), no shareholder may dissent as to any shares of a security which, as of the date of the effectuation of the transaction which would otherwise give rise to dissenters' rights, is listed on an exchange registered under section 6 of the Securities Exchange Act of 1934, as amended, or is a "national market system security," as defined in rules promulgated pursuant to the Securities Exchange Act of 1934, as amended.

48-23-103.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one
(1) person and notifies the corporation in writing of the name and address of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and the partial dissenter's other shares were registered in the names of different shareholders.

     (b) A beneficial shareholder may assert dissenters' rights as to shares of any one (1) or more classes held on the beneficial shareholder's behalf only if the beneficial shareholder:

        (1) Submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

        (2) Does so with respect to all shares of the same class of which the person is the beneficial shareholder or over which the person has power to direct the vote.

             PART 2 -- PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

48-23-201.  NOTICE OF DISSENTERS' RIGHTS.

     (a) If proposed corporate action creating dissenters' rights under section 48-23-102 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

     (b) If corporate action creating dissenters' rights under section 48-23-102 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 48-23-203.

     (c) A corporation's failure to give notice pursuant to this section will not invalidate the corporate action.

48-23-202.  NOTICE OF INTENT TO DEMAND PAYMENT.

     (a) If proposed corporate action creating dissenters' rights under section 48-23-102 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must:

        (1) Deliver to the corporation, before the vote is taken, written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated; and

        (2) Not vote the shareholder's shares in favor of the proposed action. No such written notice of intent to demand payment is required of any shareholder to whom the corporation failed to provide the notice required by section 48-23-201.

     (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for the shareholder's shares under this chapter.

48-23-203.  DISSENTERS' NOTICE.

     (a) If proposed corporate action creating dissenters' rights under section 48-23-102 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 48-23-202.

     (b) The dissenters' notice must be sent no later than ten (10) days after the corporate action was authorized by the shareholders or effectuated, whichever is the first to occur, and must:

        (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

        (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

        (3) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the principal terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person asserting dissenters' rights acquired beneficial ownership of the shares before that date;

        (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than one (1) nor more than two (2) months after the date the subsection (a) notice is delivered; and

        (5) Be accompanied by a copy of this chapter if the corporation has not previously sent a copy of this chapter to the shareholder pursuant to section 48-23-201.

48-23-204.  DUTY TO DEMAND PAYMENT.

     (a) A shareholder sent a dissenters' notice described in section 48-23-203 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 48-23-203(b)(3), and deposit the shareholder's certificates in accordance with the terms of the notice.

     (b) The shareholder who demands payment and deposits the shareholder's share certificates under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the effectuation of the proposed corporate action.

     (c) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter.

     (d) A demand for payment filed by a shareholder may not be withdrawn unless the corporation with which it was filed, or the surviving corporation, consents thereto.

48-23-205.  SHARE RESTRICTIONS.

     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is effectuated or the restrictions released under section 48-23-207.

     (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the effectuation of the proposed corporate action.

48-23-206.  PAYMENT.

     (a) Except as provided in section 48-23-208, as soon as the proposed corporate action is effectuated, or upon receipt of a payment demand, whichever is later, the corporation shall pay each dissenter who complied with section 48-23-204 the amount the corporation estimates to be the fair value of each dissenter's shares, plus accrued interest.

     (b) The payment must be accompanied by:

        (1) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

        (2) A statement of the corporation's estimate of the fair value of the shares;

        (3) An explanation of how the interest was calculated;

        (4) A statement of the dissenter's right to demand payment under section 48-23-209; and

        (5) A copy of this chapter if the corporation has not previously sent a copy of this chapter to the shareholder pursuant to section 48-23-201 or section 48-23-203.

48-23-207.  FAILURE TO TAKE ACTION.

     (a) If the corporation does not effectuate the proposed action that gave rise to the dissenters' rights within two (2) months after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If, after returning deposited certificates and releasing transfer restrictions, the corporation effectuates the proposed action, it must send a new dissenters' notice under section 48-23-203 and repeat the payment demand procedure.

48-23-208.  AFTER-ACQUIRED SHARES.

     (a) A corporation may elect to withhold payment required by section 48-23-206 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the principal terms of the proposed corporate action.

     (b) To the extent the corporation elects to withhold payment under subsection (a), after effectuating the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 48-23-209.

48-23-209.  PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

     (a) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate (less any payment under section 48-23-206), or reject the corporation's offer under section 48-23-208 and demand payment of the fair value of the dissenter's shares and interest due, if:

        (1) The dissenter believes that the amount paid under section 48-23-206 or offered under section 48-23-208 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

        (2) The corporation fails to make payment under section 48-23-206 within two (2) months after the date set for demanding payment; or

        (3) The corporation, having failed to effectuate the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within two (2) months after the date set for demanding payment.

     (b) A dissenter waives the dissenter's right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (a) within one (1) month after the corporation made or offered payment for the dissenter's shares.

                     PART 3 -- JUDICIAL APPRAISAL OF SHARES

48-23-301.  COURT ACTION.

     (a) If a demand for payment under section 48-23-209 remains unsettled, the corporation shall commence a proceeding within two (2) months after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the two-month period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding in a court of record having equity jurisdiction in the county where the corporation's principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (e) Each dissenter made a party to the proceeding is entitled to judgment:

        (1) For the amount, if any, by which the court finds the fair value of the dissenter's shares, plus accrued interest, exceeds the amount paid by the corporation; or

        (2) For the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under section 48-23-208.

48-23-302.  COURT COSTS AND COUNSEL FEES.

     (a) The court in an appraisal proceeding commenced under section 48-23-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 48-23-209.

     (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable against:

        (1) The corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Part 2 of this chapter; or

        (2) Either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

     (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                   (SCB LOGO)

(SYMBOL) Printed on Recycled Paper

PROXY                                                                     PROXY


                          SCB COMPUTER TECHNOLOGY,INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JANUARY 24,2001


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                  A special meeting of shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on January 24, 2001, beginning at 10:00 a.m.(Memphis time). The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated December 28, 2000, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the shareholders at the meeting.


                  The undersigned hereby appoints T. Scott Cobb, Michael J. Boling, and Gordon L. Bateman, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the directions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

                  The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof.

                      (Continued on reverse side)


------------------------------------------------------------------------------

                       * FOLD AND DETACH HERE *

                  (LOGO) SCB COMPUTER TECHNOLOGY, INC.

3800 Forest Hill-Irene Road, Suite 100, Memphis, TN 38125    (800) 221-1640    (901) 754-6577    Fax:(901) 754-8463


                           December 28, 2000


         Dear Shareholder:


                  You are cordially invited to attend a special meeting of shareholders of SCB Computer Technology, Inc. (the "Company"), which will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on January 24, 2001, beginning at 10:00 a.m. (Memphis time).



                  The purpose of the meeting is to approve an amendment to the Company's charter effecting a 1-for-5 reverse stock split with respect to the Company's common stock. The proposed charter amendment effecting the reverse stock split is more fully described in the accompanying Notice of Special Meeting and Proxy Statement dated December 28, 2000.


                        YOUR VOTE IS IMPORTANT!
                   YOU CAN VOTE IN ONE OF TWO WAYS:

         1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone at any time and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                OR

         2. Complete, sign, date, and return your proxy card in the accompanying envelope.

         Thank you for your continued interest in, and ownership of, SCB Computer Technology, Inc.

                                    Sincerely,


                                    /s/ T. Scott Cobb
                                    T. Scott Cobb
                                    President and Chief Executive Officer

                                                               PLEASE MARK
                                                               YOUR VOTE AS  ---
                                                               INDICATED IN   X
                                                               THIS EXAMPLE  ---

         This proxy will be voted in accordance with the undersigned's directions set forth herein. If no such directions are provided, this proxy will be voted FOR the proposal described below. THE BOARD OF DIRECTORS RECOMMENDS THAT ALL SHAREHOLDERS VOTE FOR THE PROPOSAL.

   To approve an amendment to the Company's charter effecting     With respect to any other item of business that properly comes
   a 1-for-5 reverse stock split with respect to the Company's    before the meeting, the proxy holders are authorized to vote the
   common stock.                                                  undersigned's shares as recommended by the Board of Directors or, if no recommendation is given, as they may determine in their own
             FOR          AGAINST         ABSTAIN                 discretion.

             [ ]            [ ]             [ ]

                                                                  Date:
                                                                       ------------------------------------------------------------


                                                                  -----------------------------------------------------------------
                                                                  Signature of shareholder


                                                                  -----------------------------------------------------------------
                                                                  Signature of shareholder, if held jointly

                                                                  Please sign your name as it appears on this proxy. Joint owners each should sign.  When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such.
                                                                  Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.

--------------------------------------------------------------------------------

                            * FOLD AND DETACH HERE *

                               VOTE BY TELEPHONE
                        QUICK * * * EASY * * * IMMEDIATE

         Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you completed, signed, dated, and returned your proxy card.

        CALL TOLL-FREE 1-800-840-1208 ON A TOUCH-TONE TELEPHONE ANYTIME.
                    THERE IS NO CHARGE TO YOU FOR THIS CALL.

         You will be asked to enter the Control Number located in the lower right corner of this form. You then will hear these instructions:

         To vote FOR, press 1.   To vote AGAINST, press 9.   To ABSTAIN, press 0.

         WHEN ASKED, YOU MUST CONFIRM YOUR VOTE BY PRESSING 1.

                              THANK YOU FOR VOTING.

CALL * * TOLL-FREE * * ON A TOUCH-TONE TELEPHONE
         1-800-840-1208 AT ANYTIME
         There is NO CHARGE to you for this call.

KSOP                                                                       KSOP


                          SCB COMPUTER TECHNOLOGY,INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JANUARY 24, 2001


                THIS VOTING INSTRUCTION FORM FOR PARTICIPANTS IN
                      THE SCB COMPUTER TECHNOLOGY, INC. KSOP
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                  A special meeting of shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on January 24, 2001, beginning at 10:00 a.m. (Memphis time). The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated December 28, 2000, accompanying this voting instruction form, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the shareholders at the meeting.



                  The undersigned is a participant in the Company's KSOP. In such capacity, the undersigned hereby instructs Merrill Lynch Trust Company, as trustee of the KSOP, to vote all shares of the Company's common stock held by the KSOP and allocated to the undersigned's KSOP account as of the record date, and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein.



                  The undersigned hereby revokes any instruction heretofore given and instructs the KSOP trustee to vote or act as indicated on the reverse side hereof.


                     (Continued on reverse side)

--------------------------------------------------------------------------------

                       * FOLD AND DETACH HERE *

                 (LOGO) SCB COMPUTER TECHNOLOGY, INC.

3800 Forest Hill-Irene Road, Suite 100, Memphis, TN 38125    (800) 221-1640    (901) 754-6577    Fax:(901) 754-8463


                           December 28, 2000


         Dear KSOP Participant:


                  You are cordially invited to attend a special meeting of shareholders of SCB Computer Technology, Inc. (the "Company"), which will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on January 24, 2001, beginning at 10:00 a.m. (Memphis time).



                  The purpose of the meeting is to approve an amendment to the Company's charter effecting a 1-for-5 reverse stock split with respect to the Company's common stock. The proposed charter amendment effecting the reverse stock split is more fully described in the accompanying Notice of Special Meeting and Proxy Statement dated December 28, 2000.


                 YOUR VOTING INSTRUCTION IS IMPORTANT!
        YOU CAN PROVIDE VOTING INSTRUCTIONS TO THE KSOP TRUSTEE
                         IN ONE OF TWO WAYS:

         1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone at any time and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                         OR

         2. Complete, sign, date, and return your KSOP voting instruction form in the accompanying envelope.

         Thank you for your continued interest in, and ownership of, SCB Computer Technology, Inc.

                                    Sincerely,


                                    /s/ T. Scott Cobb
                                    T. Scott Cobb
                                    President and Chief Executive Officer

                                                               PLEASE MARK
                                                               YOUR VOTE AS  ---
                                                               INDICATED IN   X
                                                               THIS EXAMPLE  ---


         The KSOP trustee will vote the shares of common stock held by the KSOP and allocated to the undersigned's KSOP account in accordance with the instructions set forth herein if this voting instruction form is completed and properly signed and is received by Mellon Investor Services LLC, the Company's voting instruction tabulator, by January 22, 2001. If this voting instruction form is not received by such date, the KSOP trustee will vote the shares of common stock held by the KSOP and allocated to the undersigned's KSOP account in the same proportion that it votes the shares for which timely instructions were received. THE BOARD OF DIRECTORS RECOMMENDS THAT ALL SHAREHOLDERS VOTE FOR THE PROPOSAL.


     To approve an amendment to the Company's charter effecting a 1-for-5     With respect to any other item of business that
     reverse stock split with respect to the Company's common stock.          properly comes before the meeting, the proxy holders
                                                                              are authorized to vote the undersigned's shares as
                                                                              recommended by the Board of Directors or, if no
                    FOR       AGAINST     ABSTAIN                             recommendation is given, as they may determine in
                                                                              their own discretion.
                    [ ]         [ ]         [ ]

                                                                              Date:
                                                                                   -----------------------------------------------


                                                                              -----------------------------------------------------
                                                                              Signature of KSOP participant


                                                                              Please sign your name as it appears on this voting
                                                                              instruction form.

--------------------------------------------------------------------------------

                       * FOLD AND DETACH HERE *


               PROVIDE VOTING INSTRUCTIONS BY TELEPHONE
                   QUICK * * * EASY * * * IMMEDIATE



Your telephone voting instructions authorize the KSOP trustee to vote the shares held by the KSOP and allocated to your KSOP account in the same manner as if you completed, signed, dated, and returned your voting instruction form.


        CALL TOLL-FREE 1-800-840-1208 ON A TOUCH-TONE TELEPHONE ANYTIME.
                    THERE IS NO CHARGE TO YOU FOR THIS CALL.

You will be asked to enter the CONTROL NUMBER located in the lower right corner of this form. You then will hear these instructions:

         To vote FOR, press 1.      To vote AGAINST, press 9.        To ABSTAIN, press 0.


      WHEN ASKED, YOU MUST CONFIRM YOUR VOTING INSTRUCTIONS BY PRESSING 1.


                                   THANK YOU.

CALL * * TOLL-FREE * * ON A TOUCH-TONE TELEPHONE
         1-800-840-1208 AT ANYTIME
         There is NO CHARGE to you for this call.